Oil and Gas Interests	12 Months Ended
Jun. 30, 2017
Oil and Gas Interests

5. Oil and Gas Interests

Oil and gas interests consisted of the following:

	2017	2016
Oil and gas interests	$16,632	$18,388
Less: accumulated depletion	(12,015)	(11,352)
impairment charge	(224)	(1,638)
disposal of assets	(4,393)	—

	$—	$5,398

The Company held non-operating interests in oil and gas properties, which were jointly owned with others. Over the past several years the Company had been slowly winding down its investment as the price of fuel had continued to decline. These interests were sold in June 2017, resulting in a loss of $1.4 million, which is recorded as a component of other income in the consolidated statement of operations.

Under full cost accounting many costs incurred will be capitalized even though they have not resulted in an increase in the future revenue generating capacity of the enterprise. Accordingly, it is widely recognized that there should be a limit on the aggregate costs that may be carried forward for amortization against revenue of future periods (the “ceiling test”). The Company performed a ceiling test calculation at various periods during years ended June 30, 2017 and 2016. The ceiling test required the Company to use tax effected discounted cash flows using a present value technique. Based on the calculations performed during the years ended June 30, 2017 and 2016, the Company recorded impairment charges of $0.2 million and $1.6 million, respectively.